UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement

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SHUAA Partners Acquisition Corp I
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

SHUAA PARTNERS ACQUISITION CORP I

190 Elgin Avenue
George Town, Grand Cayman KY1-9008, Cayman Islands

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 1, 2023

Dear SHUAA Partners Acquisition Corp I Shareholder:

You are cordially invited to attend an extraordinary general meeting of SHUAA Partners Acquisition Corp I, a Cayman Islands exempted company (the “Company”), which will be held on June 1, 2023, at 9:00 a.m., Eastern Time, via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Shareholder Meeting”).

The Shareholder Meeting will be conducted virtually via live webcast in accordance with our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”).  You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/shuaa/2023. There is no in-person meeting for you to attend. Registration to attend the Shareholder Meeting will begin at 8:45 a.m. Eastern Time (15 minutes before the Shareholder Meeting begins), which can be accomplished using your control number and other information. Once your registration is complete, you can access the Shareholder Meeting and cast your vote on the proposals being considered at the Shareholder Meeting through the designated website.

The attached notice of the Shareholder Meeting and proxy statement describe the business the Company will conduct at the Shareholder Meeting and provide information about the Company that you should consider when you vote your shares.  As more fully described in the attached proxy statement, which is dated May 15, 2023, and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:

•Proposal No. 1 — The Extension Amendment Proposal — To amend, by way of special resolution, the Company’s Memorandum and Articles of Association to extend the date (the “Termination Date”) by which the Company has to consummate a business combination (the “Articles Extension”) from June 4, 2023 (the “Original Termination Date”) to September 4, 2023 (the “Articles Extension Date”) and to allow the Company, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to nine times by an additional one month each time after the Articles Extension Date, by resolution of the Company’s board of directors (the “Board”), if requested by SHUAA SPAC Sponsor I LLC (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until June 4, 2024 (each, an “Additional Articles Extension Date”), or a total of up to twelve months after the Original Termination Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”); and

•Proposal No. 2 — The Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share and Class B ordinary shares, par value $0.0001 per share in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement.  Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within five (5) business days of the date of the Shareholder Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall deposit into the Trust Account (as defined below) an amount determined by multiplying $0.105 by the number of Public Shares then outstanding, up to a maximum of $210,000, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender.  In addition, if the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that the Company has not consummated a Business Combination by September 4, 2023, without approval of the Company’s public shareholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to nine times, each by one additional month (for a total of up to nine additional months to complete a Business Combination), provided that the Lender will deposit into the Trust Account an amount determined by multiplying $0.035 by the number of Public Shares then outstanding, up to a maximum of $70,000, for each such monthly extension, for an aggregate deposit of up to $630,000 (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender.  If the Company completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the Private Placement Warrants (as defined below).  If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete an initial business combination (a “Business Combination”).  You are not being asked to vote on a Business Combination at this time.

The Memorandum and Articles of Association provide that the Company has until June 4, 2023 to complete its initial Business Combination.  The Company’s Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination.  Without the Articles Extension, the Company believes that the Company will not be able to complete a Business Combination on or before the Termination Date.  If that were to occur, the Company would be precluded from completing a Business Combination and would be forced to liquidate.

As contemplated by the Memorandum and Articles of Association, the holders of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in the Company’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if the Articles Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal.  If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to have their Public Shares redeemed in connection with a Business Combination or liquidation, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Articles Extension.

For illustrative purposes, the Company estimates that the redemption price per share was approximately $10.55 as of April 30, 2023, based on the aggregate amount on deposit in the Trust Account on such date of approximately $114,629,827 (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares.  The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting.  The closing price of the Class A Ordinary Shares on The Nasdaq Stock Market LLC on May 12, 2023 was $10.55.  Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving the same amount per share than if the shares were sold in the open market (based on the illustrative per share redemption price as of April 30, 2023).  The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.  The Company believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is not approved or the Articles Extension is not implemented, and a Business Combination is not completed on or before the Termination Date, the Company will:  (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law.  There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.  The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting or, if due to redemptions in connection with the Extension Amendment Proposal, the Company would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC.

The Board has fixed the close of business on April 28, 2023 as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof.  Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

The Board of the Company believes that it is in the best interests of the Company that the Company obtain the Articles Extension.  After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment proposal and “FOR” the Adjournment Proposal.

Your vote is very important.  Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting.  If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting.  The approval of each of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.  Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.  Accordingly, if you fail to vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Shareholder Meeting.  If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting and will not have any effect on whether the proposals are approved.  If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING.  IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND.  YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM.  IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal.  Whether or not you plan to attend the Shareholder Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of SHUAA Partners Acquisition Corp I
/s/ Fawad Tariq Khan
Fawad Tariq Khan
Chief Executive Officer and Director

SHUAA PARTNERS ACQUISITION CORP I
190 Elgin Avenue

George Town, Grand Cayman

KY1-9008, Cayman Islands

NOTICE OF AN EXTRAORDINARY GENERAL MEETING
OF SHUAA PARTNERS ACQUISITION CORP I
TO BE HELD ON JUNE 1, 2023

To the Shareholders of SHUAA Partners Acquisition Corp I:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of SHUAA Partners Acquisition Corp I, a Cayman Islands exempted company (the “Company”), will be held on June 1, 2023, at 9:00 a.m., Eastern Time, via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Shareholder Meeting”).

The Shareholder Meeting will be conducted via live webcast in accordance with our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”).  You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/shuaa/2023. There is no in-person meeting for you to attend. Registration to attend the Shareholder Meeting will begin at 8:45 a.m. Eastern Time (15 minutes before the Shareholder Meeting begins), which can be accomplished using your control number and other information. Once your registration is complete, you can access the Shareholder Meeting and cast your vote on the proposals being considered at the Shareholder Meeting through the designated website.

You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend, by way of special resolution, the Company’s Memorandum and Articles of Association to extend the date (the “Termination Date”) by which the Company has to consummate a business combination (the “Articles Extension”) from June 4, 2023 (the “Original Termination Date”) to September 4, 2023 (the “Articles Extension Date”) and to allow the Company, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to nine times by an additional one month each time after the Articles Extension Date, by resolution of the Company’s board of directors (the “Board”), if requested by SHUAA SPAC Sponsor I LLC (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until June 4, 2024 (each, an “Additional Articles Extension Date”), or a total of up to twelve months after the Original Termination Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”) and (ii) an adjournment proposal to adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (a) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient the Company ordinary shares represented (either in person or by proxy) to approve the Extension Amendment Proposal or (b) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC (the “Adjournment Proposal”), each as more fully described below in the accompanying proxy statement, which is dated May 15, 2023, and is first being mailed to shareholders on or about that date.

The full text of the proposals to be voted upon at the Shareholder Meeting is as follows:

•Proposal No. 1 — The Extension Amendment Proposal —RESOLVED, as a special resolution that:

Article 166(a) of the Company’s Amended and Restated Memorandum and Articles of Association be amended by deleting the following sentence of such sub-section:

In the event that the Company does not consummate a Business Combination within the initial fifteen (15) month period following the closing of the IPO (the last day of such fifteen (15) month period being referred to herein as the “First Termination Date”), the board of Directors may, but will not be obligated to, following the receipt of an Extension Notice (as defined below) from the Lender (as defined below), extend the period of time to consummate a Business Combination up to two (2) times, each by an additional three (3) months for a total of up to twenty-one (21) months (each such additional three (3) month period, an “Extension Period”; the last day of the first additional three (3) month period being referred to herein as the “Second Termination Date” and the last day of the second additional three (3) month period being referred to herein as the “Third Termination Date” and, together with the First Termination Date and the Second Termination Date, each, a “Termination Date”); provided, that (i) the Sponsor (or its affiliates or permitted designees) (in such capacity, the “Lender”) upon at least five (5) business days prior written notice to the Company (the “Extension Notice”), as such notice period may be waived by the Company, deposits into the Trust Fund on or prior to such First Termination Date or Second Termination Date, as applicable, additional funds of US$1,000,000 (or up to US$1,150,000 depending on the extent to which the underwriters’ over-allotment option is exercised) for the applicable three-month extension, for a total payment of up to US$2,000,000 (or up to US$2,300,000 depending on the extent to which the underwriters’ over-allotment option is exercised), any such payments would be made in the form of non-interest bearing loans and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with.

and replacing it with the following:

In the event that the Company does not consummate a Business Combination within the initial eighteen (18) month period following the closing of the IPO (the last day of such eighteen (18) month period being referred to herein as the “First Termination Date”), the board of Directors may, but will not be obligated to, following the receipt of an Extension Notice (as defined below) from the Lender (as defined below), extend the period of time to consummate a Business Combination up to nine (9) times, each by an additional one (1) month for a total of up to twenty-seven (27) months (each such additional one (1) month period, an “Extension Period”; the last day of each such Extension Period, and together with the First Termination Date, each, a “Termination Date”); provided, that (i) the Sponsor (or its affiliates or permitted designees) (in such capacity, the “Lender”) upon at least five (5) business days prior written notice to the Company (the “Extension Notice”), as such notice period may be waived by the Company, deposits into the Trust Fund on or prior to such applicable Termination Date, an amount of additional funds determined by multiplying $0.035 by the number of Public Shares then outstanding, up to a maximum of US$70,000, for the applicable one (1) month extension, for a total payment of up to US$630,000 (if all nine additional monthly Extension Periods are exercised), any such payments would be made in the form of non-interest bearing loans and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with.

•Proposal No. 2 — The Adjournment Proposal — RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value US$0.0001 per share (the “Public Shares”) and Class B ordinary shares, par value US$0.0001 per share in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement.  Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within five (5) business days of the date of the Shareholder Meeting, the Lender shall deposit into the Trust Account an amount determined by multiplying $0.105 by the number of Public Shares then outstanding, up to a maximum of $210,000, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender.  In addition, if the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that the Company has not consummated a Business Combination by September 4, 2023, without approval of the Company’s public shareholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to nine times, each by one additional month (for a total of up to nine additional months to complete a Business Combination), provided that the Lender will deposit into the Trust Account an amount determined by multiplying $0.035 by the number of Public Shares then outstanding, up to a maximum of $70,000, for each such monthly extension, for an aggregate deposit of up to $630,000 (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender.  If the Company completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the Private Placement Warrants.  If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete an initial business combination (a “Business Combination”).  You are not being asked to vote on a Business Combination at this time.

The Memorandum and Articles of Association provide that the Company has until June 4, 2023 to complete its initial Business Combination.  The Company’s Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination.  Without the Articles Extension, the Company believes that the Company will not be able to complete a Business Combination on or before the Termination Date.  If that were to occur, the Company would be precluded from completing a Business Combination and would be forced to liquidate.

The Board of the Company believes that it is in the best interests of the Company that the Company obtain the Articles Extension if needed.  After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

As contemplated by the Memorandum and Articles of Association, the holders of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in the Company’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”) and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if the Articles Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal.  If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to have their Public Shares redeemed in connection with a Business Combination or liquidation, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Articles Extension.

For illustrative purposes, the Company estimates that the redemption price per share was approximately $10.55 as of April 30, 2023, based on the aggregate amount on deposit in the Trust Account on such date of approximately $114,629,827 (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares.  The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting.  The closing price of the Class A Ordinary Shares on The Nasdaq Stock Market LLC on May 12, 2023 was $10.55.  Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving the same amount per share than if the shares were sold in the open market (based on the illustrative per share redemption price as of April 30, 2023).  The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.  The Company believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Termination Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension.  In addition, the Company will not proceed with the Articles Extension unless the Company will adhere to the continued listing requirements of The Nasdaq Stock Market LLC following approval of the Extension Amendment Proposal, after taking into account the Redemption.  The Company cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $114,629,827 that was in the Trust Account as of April 30, 2023 (including interest not previously released to the Company to pay its taxes).

If the Extension Amendment Proposal is not approved or the Articles Extension is not implemented, and a Business Combination is not completed on or before the Termination Date, the Company will:  (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law.  There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

In the event of a liquidation, the Sponsor and certain of the Company’s officers and directors (the “Initial Shareholders”) will not receive any monies held in the Trust Account as a result of their ownership of 2,716,250 Class B Ordinary Shares (as defined below) which were issued to the Sponsor prior to the Initial Public Offering, and 7,111,000 Private Placement Warrants, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the Initial Public Offering.  As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING.  IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY

YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND.  YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM.  IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the Securities and Exchange Commission (the “SEC”) issued proposed rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”).  The proposal is consistent with less formal positions recently taken by the staff of the SEC.  To mitigate the risk of being viewed as operating an unregistered investment company, the Company may determine, at its discretion, to instruct Continental Stock Transfer & Trust Company (“Continental” or the “Transfer Agent”), the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a Business Combination and liquidation of the Company.  Such deposit account carries a variable rate and the Company cannot assure you that such rate will not decrease or increase significantly.  See “Risk Factors—To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at our discretion instruct Continental Stock Transfer & Trust Company to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash items until the earlier of the consummation of our initial Business Combination or our liquidation.  As a result, following the liquidation of investments in the Trust Account, we would likely receive minimal interest on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company” in the accompanying proxy statement.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.  The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension

Amendment Proposal at the Shareholder Meeting or if due to redemptions in connection with the Extension Amendment Proposal, the Company would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC.

Record holders of Ordinary Shares at the close of business on April 28, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting.  On the Record Date, there were 10,865,000 issued and outstanding Class A Ordinary Shares and 2,716,250 issued and outstanding Class B Ordinary Shares.  The Company’s warrants do not have voting rights.

The Initial Shareholders intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting.  Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price.  As of the date of the accompanying proxy statement, the Initial Shareholders hold 20.0% of the issued and outstanding Ordinary Shares and the Company’s officers and directors have not purchased any Public Shares, but may do so at any time.  As a result, in addition to the Initial Shareholders, (i) approval of the Extension Amendment Proposal will require the affirmative vote of at least 6,337,918 Ordinary Shares held by public shareholders (or approximately 58.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 301,807 Ordinary Shares held by public shareholders (or approximately 2.8% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes; and (ii) approval of the Adjournment Proposal will require the affirmative vote of at least 4,074,376 Ordinary Shares held by public shareholders (or approximately 37.5% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes. Approval of the Adjournment Proposal will not require the affirmative vote of any Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

The accompanying proxy statement contains important information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal.  Whether or not you plan to attend the Shareholder Meeting, the Company urges you to read this material carefully and vote your shares.

The accompanying proxy statement is dated May 15, 2023, and is first being mailed to shareholders on or about that date.

May 15, 2023	By Order of the Board of Directors of SHUAA Partners Acquisition Corp I

/s/ Fawad Tariq Khan
Fawad Tariq Khan
Chief Executive Officer and Director

i

SHUAA PARTNERS ACQUISITION CORP I
PROXY STATEMENT
FOR
EXTRAORDINARY GENERAL MEETING
TO BE HELD ON JUNE 1, 2023

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting of SHUAA Partners Acquisition Corp I, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), which will be held on June 1, 2023, at 9:00 a.m., Eastern Time, via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Shareholder Meeting”).

YOUR VOTE IS IMPORTANT.  It is important that your shares be represented at the Shareholder Meeting, regardless of the number of shares that you hold.  You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws.  Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  Forward-looking statements reflect the current views of the Company with respect to, among other things, the Company’s capital resources and results of operations.  Likewise, the Company’s financial statements and all of the Company’s statements regarding market conditions and results of operations are forward-looking statements.  In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement.  The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all).  The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	the Company’s ability to complete a Business Combination (as defined below);
•	the anticipated benefits of a Business Combination;
•	the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) and other securities of the Company; and

•	the use of funds not held in the Trust Account (as defined below) or available to the Company from interest income on the Trust Account balance.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance.  The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law.  For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors” and in other reports the Company has filed with the Securities and Exchange Commission (the “SEC”).  You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our (i) initial public offering prospectus filed with the SEC on March 3, 2022, (ii) Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 31, 2023 and (iii) other reports we file with the SEC, before making a decision to invest in our securities.  Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation.  In that event, the trading price of our securities could decline, and you could lose all or part of your investment.  The risks and uncertainties described in the aforementioned filings and below are not the only ones we face.  Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Articles Extension will enable us to complete a Business Combination.

Approving the Articles Extension (as defined below) involves a number of risks.  Even if the Articles Extension is approved, the Company can provide no assurances that a Business Combination will be consummated prior to the Articles Extension Date (as defined below) or the relevant Additional Articles Extension Date (as defined below), if applicable.  Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control.  If the Articles Extension is approved, the Company expects to seek shareholder approval of a Business Combination.  We are required to offer shareholders the opportunity to redeem shares in connection with the Articles Extension, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a Business Combination.  Even if the Articles Extension or a Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all.  The fact that we will have separate redemption periods in connection with the Articles Extension and a Business Combination vote could exacerbate these risks.  Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market.  The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions.  In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications.  Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly.  Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination.  A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination.  The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial Business Combination, including the SPAC Proposed Rules (as defined below) described below.

The SEC has issued proposed rules relating to certain activities of SPACs.  Certain of the procedures that we, a potential Business Combination target or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial Business Combination and may constrain the circumstances under which we could complete an initial Business Combination.  The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Proposed Rules”) relating, among other things, to disclosures in SEC filings in connection with Business Combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.  The SPAC Proposed Rules have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.  Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC

Proposed Rules, or pursuant to the SEC’s views expressed in the SPAC Proposed Rules, may increase the costs and time of negotiating and completing an initial Business Combination, and may constrain the circumstances under which we could complete an initial Business Combination.  The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.  Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted.  As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company.

As described further above, the SPAC Proposed Rules relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder.  The SPAC Proposed Rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction.  Specifically, to comply with the safe harbor, the SPAC Proposed Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”).  The Company would then be required to complete its initial Business Combination no later than 24 months after the effective date of the IPO Registration Statement.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted.  In addition, we would be subject to burdensome compliance requirements.  We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act.  However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds.  As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company.  Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at our discretion instruct Continental Stock Transfer & Trust Company to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash items until the earlier of the consummation of our initial Business Combination or our liquidation.  As a result, following the liquidation of investments in the Trust Account, we would likely receive minimal interest on the funds held in the Trust

Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act.  However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, the Company may determine, at its discretion, to instruct Continental Stock Transfer & Trust Company (“Continental” or the “Transfer Agent”), the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or the liquidation of the Company.  Following such liquidation, we would likely receive minimal interest on the funds held in the Trust Account.  However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any.  As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company.  The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company.  Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting (as defined below) and the proposals to be presented at the Shareholder Meeting.  The following questions and answers do not include all the information that is important to the Company shareholders.  Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on June 1, 2023, at 9:00 a.m., Eastern Time.  The Shareholder Meeting will be held via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned.  You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/shuaa/2023. There is no in-person meeting for you to attend. Registration to attend the Shareholder Meeting will begin at 8:45 a.m. Eastern Time (15 minutes before the Shareholder Meeting begins), which can be accomplished using your control number and other information.  Once your registration is complete, you can access the Shareholder

Meeting and cast your vote on the proposals being considered at the Shareholder Meeting through the designated website.

Q:	Why am I receiving this proxy statement?
A.

The Company is a blank check company incorporated as a Cayman Islands exempted company on August 24, 2021.  The Company was incorporated for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”).

Following the closing of the Company’s initial public offering on March 4, 2022 and the partial exercise of the Underwriters’ (as defined below) over-allotment option on March 7, 2022 (the “Initial Public Offering”), an amount of $111,366,250 ($10.25 per unit offered in the Initial Public Offering (the “Units”)) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Company’s private placement warrants (the “Private Placement Warrants”) to each of SHUAA SPAC Sponsor I LLC, a Cayman Islands limited liability company (the “Sponsor”), BTIG, LLC (“BTIG”) and I-Bankers Securities, Inc. (“IBS” and collectively with BTIG, the “Underwriters”), was placed in a trust account established at the consummation of the Initial Public Offering that holds the proceeds of the Initial Public Offering (the “Trust Account”).

Like most blank check companies, the Company’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) provide for the return of the Initial Public Offering proceeds held in the Trust Account to the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”) sold in the Initial Public Offering if there is no qualifying business combination(s) consummated on or before June 4, 2023.

Without the Articles Extension (as defined below), the Company believes that the Company will not, despite its best efforts, be able to complete an initial Business Combination on or before June 4, 2023.  The Company’s Board believes that it is in the best interests of the Company’s shareholders to continue the Company’s existence until September 4, 2023 (or June 4, 2024, if all nine additional monthly extensions are exercised), in order to allow the Company additional time to complete a Business Combination and is therefore holding this Shareholder Meeting.

Q:	When and where will the Shareholder Meeting be held?
A:

The Shareholder Meeting will be held on June 1, 2023, at 9:00 a.m., Eastern Time, via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

The Shareholder Meeting will be conducted virtually via live webcast in accordance with our Memorandum and Articles of Association.  You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/shuaa/2023. There is no in-person meeting for you to attend. Registration to attend the Shareholder Meeting will begin at 8:45 a.m. Eastern Time (15 minutes before the Shareholder Meeting begins), which can be accomplished using your control number and other information.  Once your registration is complete, you can access the Shareholder Meeting and cast your vote on the proposals being considered at the Shareholder Meeting through the designated website.

Q:	How do I vote?
A:

If you were a holder of record of Class A Ordinary Shares or Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) on April 28, 2023, the record date for the Shareholder Meeting (the “Record Date”), you may vote with respect to the proposals virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.  By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate.  You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting.  If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts.  Please sign and return all proxy cards to ensure that all of your shares are voted.  Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on May 30, 2023.

Voting Electronically.  You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/shuaa/2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:	How do I attend the virtual Shareholder Meeting?
A:

If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Shareholder Meeting including the URL address, along with your control number.  You will need your control number for access.  If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting May 26, 2023 at 9:00 a.m., Eastern Time (three business days prior to the meeting date).  Enter the URL address into your browser https://www.cstproxy.com/shuaa/2023, enter your control number, name and email address.  Once you pre-register you can vote or enter questions in the chat box.  At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent, to receive a control number.  If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership.  In either case you must contact the Transfer Agent for specific instructions on how to receive the control number.  The Transfer Agent can be contacted at the number or email address above.  Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to Internet, you can listen only to the meeting by dialing 1 800-450-7155 (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 9676437#.  Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

Q:	What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?
A:	The Company’s shareholders are being asked to consider and vote on the following proposals:
•

Proposal No. 1 — The Extension Amendment Proposal — To amend, by way of special resolution, the Company’s Memorandum and Articles of Association to extend the date (the “Termination Date”) by which the Company has to consummate a business combination (the “Articles Extension”) from June 4, 2023 (the “Original Termination Date”) to September 4, 2023 (the “Articles Extension Date”) and to allow the Company, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to nine times by an additional one month each time after the Articles Extension Date, by resolution of the Company’s board of directors (the “Board”), if requested by SHUAA SPAC Sponsor I LLC (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until June 4, 2024 (each, an “Additional Articles Extension Date”), or a total of up to twelve months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”); and

•

Proposal No. 2 — The Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share and Class B ordinary shares, par value $0.0001 per share in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC (the “Adjournment Proposal”).

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within five (5) business days of the date of the Shareholder Meeting, the Lender shall deposit into the Trust Account an amount determined by multiplying $0.105 by the number of Public Shares then outstanding, up to a maximum of $210,000, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender.  In addition, if the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that the Company has not consummated a Business Combination by September 4, 2023, without approval of the Company’s public shareholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to nine times, each by one additional month (for a total of up to nine additional months to complete a Business Combination), provided that the Lender will deposit into the Trust Account an amount determined by multiplying $0.035 by the number of Public Shares then outstanding, up to a maximum of $70,000, for each such monthly extension, for an aggregate deposit of up to $630,000 (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender.  If the Company completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the Private Placement Warrants.  If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

For more information, please see “Proposal No. 1 — The Extension Amendment Proposal,” and “Proposal No. 2 — The Adjournment Proposal.”

After careful consideration, the Company’s Board has unanimously determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals.  See the sections titled “Proposal No 1—The Extension Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT.  SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:	Am I being asked to vote on a proposal to elect directors?
A:	No. Holders of Public Shares are not being asked to vote on the election of directors at this time.

Q:	Are the proposals conditioned on one another?
A:

Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension.  In addition, the Company will not proceed with the Articles Extension unless the Company will adhere to the continued listing requirements of The Nasdaq Stock Market LLC following approval of the Extension Amendment Proposal, after taking into account any redemptions of Class A Ordinary Shares by the Company public shareholders in exchange for their pro rata portion of the funds held in the Trust Account in connection with the Articles Extension (the “Redemptions”).

If the Articles Extension is implemented and one or more the Company shareholders elect to redeem their Public Shares pursuant to the Redemption, the Company will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating a Business Combination, subject to the redemption rights of holders of Public Shares in connection with a Business Combination.

The Adjournment Proposal is conditional on the Company not obtaining the necessary votes for approving the Extension Amendment Proposal prior to the Shareholder Meeting in order to seek additional time to obtain sufficient votes in support of the Articles Extension or if due to redemptions in connection with the Extension Amendment Proposal, the Company would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC.  If the Extension Amendment Proposal is approved at the Shareholder Meeting and following redemptions in connection with the Articles Extension, the Company would adhere to the continued listing requirements of The Nasdaq Stock Market LLC, the Adjournment Proposal will not be presented.

Q:	Why is the Company proposing the Extension Amendment Proposal?
A:

The Company’s Memorandum and Articles of Association provide for the return of the Initial Public Offering proceeds held in trust to the holders of Public Shares sold in the Initial Public Offering if there is no qualifying Business Combination consummated on or before the Termination Date.  The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete a Business Combination.

Without the Articles Extension, the Company believes that the Company will not be able to complete a Business Combination on or before the Termination Date.  If that were to occur, the Company would be forced to liquidate.

Q:	Why is the Company proposing the Adjournment Proposal?
A:

If (i) the Extension Amendment Proposal is not approved by the Company’s shareholders or (ii) due to redemptions in connection with the Extension Amendment Proposal, the Company would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Articles Extension.  If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes to approve the Extension Amendment Proposal or if due to redemptions in connection with the Extension Amendment Proposal, the Company would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC.

Q:	What constitutes a quorum?
A:

A quorum of our shareholders is necessary to hold a valid meeting.  The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding at least one-third of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting.  Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum.  The initial shareholders of the Company, including the Sponsor and certain of the Company’s officers and directors (the “Initial Shareholders”), who collectively own 20.0% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum.  As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, an additional 1,810,834 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.  Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Shareholder Meeting.

Q:	What vote is required to approve the proposals presented at the Shareholder Meeting?
A:

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Q:	How will the Initial Shareholders vote?
A:	The Initial Shareholders intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

The Initial Shareholders are not entitled to redeem any Class B Ordinary Shares held by them in connection with the Extension Amendment Proposal.  On the Record Date, the Initial Shareholders beneficially owned and was entitled to vote 2,716,250 Class B Ordinary Shares, representing 20.0% of the Company’s issued and outstanding Ordinary Shares.

Q:	Who is the Company’s Sponsor?
A:

The Company’s sponsor is SHUAA SPAC Sponsor I LLC, a Cayman Islands limited liability company.  The Sponsor currently owns 2,636,250 Class B Ordinary Shares and 7,111,000 Private Placement Warrants.  The Sponsor is “controlled” (as defined in 31 CFR 800.208) by one or more “foreign persons” (as defined in 31 CFR 800.224), such that the Sponsor’s involvement in any Business Combination may be a “covered transaction” (as defined in 31 CFR 800.213). A Business Combination may therefore become subject to regulatory review, including review by the Committee on Foreign Investment in the United States (“CFIUS”), and that restrictions, limitations or conditions will be imposed by CFIUS. If our Business Combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business.  FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings.  If our potential Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with a Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing a Business Combination.  CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders.  As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.  A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the combined company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the combined company.  In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, a Business Combination post-closing.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination.  If we cannot complete a Business Combination by June 4, 2023 (or up to December 4, 2023 if extended) because the transaction is still under review or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate.  If we liquidate, our public shareholders may only receive $10.25 per Public Share, or less than such amount in certain circumstances, and our warrants will expire worthless.  This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?
A:

The Company believes shareholders will benefit from the Company consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete a Business Combination until the Articles Extension Date (or Additional Articles Extension Date, if applicable).  Without the Articles Extension, the Company believes that the Company will not be able to complete a Business Combination on or before the Termination Date.  If that were to occur, the Company would be forced to liquidate.

Q:	Why should I vote “FOR” the Adjournment Proposal?
A:

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates to approve the Extension Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Articles Extension.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?
A:	If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares will have no effect on the outcome of such votes.

If the Extension Amendment Proposal is approved and, following redemptions in connection with the Extension Amendment Proposal, the Company adheres to the continued listing requirements of The Nasdaq Stock Market LLC, the Adjournment Proposal will not be presented for a vote.

Q:	How are the funds in the Trust Account currently being held?

A:

With respect to the regulation of SPACs like the Company, on March 30, 2022, the SEC issued the SPAC Proposed Rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Proposed Rules, while the funds in the Trust Account have, since the Company’s Initial Public Offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), the Company may determine, at its discretion, to instruct Continental, the trustee managing the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or the liquidation of the Company.  Such deposit account carries a variable rate and the Company cannot assure you that such rate will not decrease or increase significantly.  Following such liquidation, we would likely receive minimal interest on the funds held in the Trust Account.  However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any.  As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

Q:	Will we seek any further extensions to liquidate the Trust Account?
A:	Other than as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate the Business Combination, but may do so in the future.
Q:	What happens if the Extension Amendment Proposal is not approved?
A:

If there are insufficient votes to approve the Extension Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Articles Extension.

If the Extension Amendment Proposal is not approved or the Articles Extension is not implemented, and a Business Combination is not completed on or before the Termination Date, the Company will:  (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law.  There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

The Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to the 2,716,250 Class B Ordinary Shares held by them.

Q:	If the Extension Amendment Proposal is approved, what happens next?
A:

If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate a Business Combination until the Articles Extension Date.  The Company will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination on or before the Articles Extension Date.

If the Extension Amendment Proposal is approved and the Articles Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Initial Shareholders.  The Company will not proceed with the Articles Extension unless the Company will adhere to the continued listing requirements of The Nasdaq Stock Market LLC upon its implementation of the Articles Extension, after taking into account the Redemptions.

Q:	If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?
A:

Yes.  Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares.  However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	What amount will holders receive upon consummation of a Business Combination or liquidation if the Extension Amendment Proposal is approved?
A:

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within five (5) business days of the date of the Shareholder Meeting, the Lender shall deposit into the Trust Account an amount determined by multiplying $0.105 by the number of Public Shares then outstanding, up to a maximum of $210,000, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender.  In addition, if the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that the Company has not consummated a Business

Combination by September 4, 2023, without approval of the Company’s public shareholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to nine times, each by one additional month (for a total of up to nine additional months to complete a Business Combination), provided that the Lender will deposit into the Trust Account an amount determined by multiplying $0.035 by the number of Public Shares then outstanding, up to a maximum of $70,000, for each such monthly extension, for an aggregate deposit of up to $630,000 (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender.  If the Company completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the Private Placement Warrants.  If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

Q:	Am I being asked to vote on a Business Combination at this Shareholder Meeting?
A:

No.  You are not being asked to vote on a Business Combination at this time.  If the Articles Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the shareholder meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in connection with a Business Combination or liquidation.

Q:	Will how I vote affect my ability to exercise Redemption rights?
A:

No.  You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of the Company on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement.  As a result, the Articles Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of The Nasdaq Stock Market LLC.

Q:	May I change my vote after I have mailed my signed proxy card?
A:

Yes. Shareholders may email a later-dated, signed proxy card to ksmith@advantageproxy.com, so that it is received by prior to the vote at the Shareholder Meeting (which is scheduled to take place on June 1, 2023) or attend the Shareholder Meeting online and vote. You also may revoke your proxy by sending a notice of revocation to ksmith@advantageproxy.com, which must be received prior to the vote at the Shareholder Meeting.  However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.
Q:	How are votes counted?
A:

Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes.  The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.  Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting.  The presence, in person or by proxy or by duly authorized representative, at the Shareholder Meeting of the holders of one-third of all issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?
A:

If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares.  Please follow the voting instructions provided by your broker, bank or other nominee.  Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the rules of The Nasdaq Stock Market LLC, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners.  However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are determined to be “non-routine” without specific instructions from the beneficial owner.  It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, the Company does not expect there to be any broker non-votes at the Shareholder Meeting.

If you are a shareholder of the Company holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal or the Adjournment Proposal.  Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote.  You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?
A:

Yes.  After careful consideration of the terms and conditions of each of the Extension Amendment Proposal and the Adjournment Proposal, the Board has determined that each of the Extension Amendment Proposal and the Adjournment Proposal is in the best interests of The Company and its shareholders.  The Board recommends that the Company’s shareholders vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

Q:	What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?
A:

The Company’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder.  These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants.  See the section entitled “Proposal No 1 — The Extension Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?
A:

No.  There are no appraisal rights available to the Company’s shareholders in connection with the Extension Amendment Proposal.  There are no dissenters’ rights available to the Company’s shareholders in connection with the Extension Amendment Proposal under Cayman Islands law.  However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal as described under “How do I exercise my redemption rights” below.

Q:	If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?
A:

No.  The holders of warrants issued in connection with the Initial Public Offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:	What do I need to do now?
A:

You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a shareholder.  You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?
A:	If you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:
•

(a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and

•

prior to 5:00 p.m., Eastern Time, on May 30, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting) (a) submit a written request to the Transfer Agent that the Company redeem your Class A Ordinary Shares for cash and (b) tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares.  If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the approval of the Extension Amendment Proposal, any holder of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder

Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-outstanding Class A Ordinary Shares.  As of April 30, 2023, this would have amounted to approximately $10.55 per Public Share.  However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders.  Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims.  We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).  If you tender or deliver your shares (and share certificates (if any) and other redemption forms) for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that the Company instruct the Transfer Agent to return the shares (physically or electronically).  You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section.  We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board.  No request for redemption will be honored unless the holder’s shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on May 30, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting).

If a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares (and share certificates (if any) and other redemption forms) are tendered or delivered as described above, then, the Company will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting.  If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?
A:

The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances.  Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.  For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”
Q:	What should I do if I receive more than one set of voting materials for the Shareholder Meeting?
A:

You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards.  For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares.  If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?
A:

The Company will pay the cost of soliciting proxies for the Shareholder Meeting.  The Company has engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies for the Shareholder Meeting.  The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners.  The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet.  They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?
A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
Email: ksmith@advantageproxy.com

You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on May 30, 2023 (two business days prior to the initially scheduled date of the Shareholder

Meeting).  If you have questions regarding the certification of your position tendering or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
Email: SPACredemptions@continentalstock.com

EXTRAORDINARY GENERAL MEETING

This proxy statement is being provided to the Company shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of the Company to be held on June 1, 2023, and at any adjournment thereof.  This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about May 15, 2023, to all shareholders of record of the Company as of April 28, 2023, the Record Date for the Shareholder Meeting.  Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on June 1, 2023 at 9:00 a.m., Eastern Time, via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

You can pre-register to attend the virtual Shareholder Meeting starting May 26, 2023 at 9:00 a.m., Eastern Time (three business days prior to the meeting date).  Enter the URL address into your browser https://www.cstproxy.com/shuaa/2023, enter your control number, name and email address.  Once you pre-register you can vote or enter questions in the chat box.  At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number.  If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership.  Either way you must contact the Transfer Agent for specific instructions on how to receive the control number.  The Transfer Agent can be contacted at 917-262-2373 or by emailing proxy@continentalstock.com.  Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to the Internet, you can listen only to the meeting by dialing 1 800-450-7155 (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 9676437#.  Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, the Company shareholders will consider and vote on the following proposals:

•Proposal No. 1 — The Extension Amendment Proposal — To amend, by way of special resolution, the Company’s Memorandum and Articles of Association to extend the Termination Date by which the Company has to consummate a Business Combination from June 4, 2023 to September 4, 2023 and to allow the Company, without another shareholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis for up to nine times by an additional one month each time after the Articles Extension Date, by resolution of the Company’s Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until June 4, 2024 or a total of up to twelve months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto.

•Proposal No. 2 — The Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC.

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within five (5) business days of the date of the Shareholder Meeting, the Lender shall deposit into the Trust Account (as defined below) an amount determined by multiplying $0.105 by the number of Public Shares then outstanding, up to a maximum of $210,000, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender.  In addition, if the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that the Company has not consummated a Business Combination by September 4, 2023, without approval of the Company’s public shareholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to nine times, each by one additional month (for a total of up to nine additional months to complete a Business Combination), provided that the Lender will deposit into the Trust Account an amount determined by multiplying $0.035 by the number of Public Shares then outstanding, up to a maximum of $70,000, for each such monthly extension, for an aggregate deposit of up to $630,000 (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender.  If the Company completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the Private Placement Warrants.  If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

Voting Power; Record Date

As a shareholder of the Company, you have a right to vote on certain matters affecting the Company.  The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement.  You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary

Shares at the close of business on April 28, 2023, which is the Record Date for the Shareholder Meeting.  You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date.  If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted.  On the Record Date, there were 13,581,250 issued and outstanding Ordinary Shares, of which 10,865,000 Class A Ordinary Shares are held by the Company’s public shareholders and 2,716,250 Class B Ordinary Shares are held by the Initial Shareholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THE PROPOSALS

Quorum

The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding one-third of the Ordinary Shares at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting.  Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum.  The Initial Shareholders, who own 20.0% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum.  As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, an additional 1,810,834 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.

Under The Nasdaq Stock Market LLC rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters.  However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters.  This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters.  As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Shareholder Meeting without your instruction.

Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

The Initial Shareholders intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting.  As of the date of this proxy statement, the Initial Shareholders own 20.0% of the issued and outstanding Ordinary Shares.

The following table reflects the number of additional Public Shares required to approve each proposal:

		Number of Additional Public Shares Required To Approve Proposal
Proposal	Approval Standard	If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Special Resolution	301,807	6,337,918
Adjournment Proposal	Ordinary Resolution	0	4,074,376

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business on April 28, 2023, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.  Your proxy card shows the number of Ordinary Shares that you own.  If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are three ways to vote your Ordinary Shares at the Shareholder Meeting:

Voting by Mail.  By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate.  You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting.  If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts.  Please sign and return all proxy cards to ensure that all of your shares are voted.  Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on May 30, 2023.

Voting Electronically.  You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/shuaa/2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:

•	you may email a later-dated, signed proxy card to ksmith@advantageproxy.com, so that it is received by prior to the Shareholder Meeting;
•	you may notify our proxy solicitor in writing to Advantage Proxy, Inc., PO Box 10904, Yakima, WA 989091, before the Shareholder Meeting that you have revoked your proxy; or
•	you may attend the Shareholder Meeting online, revoke your proxy and vote, as indicated above.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal.  Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.

Who Can Answer Your Questions about Voting

If you are a shareholder of the Company and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Advantage Proxy, our proxy solicitor, by emailing ksmith@advantageproxy.com or by dialing 1 877-870-8565 (or +1 206-870-8565 if you are located outside the United States and Canada (standard rates apply).

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal.  In connection with the approval of the Extension Amendment Proposal, any shareholder holding Class A Ordinary Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.55 per share as of April 30, 2023), calculated as of two business days prior to the Shareholder Meeting.  If a holder properly seeks redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.  However, the Company will not proceed with the Articles Extension unless the Company will adhere to the continued listing requirements of The Nasdaq Stock Market LLC following approval of the Extension Amendment Proposal, after taking into account Redemptions.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

•	hold Class A Ordinary Shares;
•

submit a written request to Continental, the Company’s transfer agent, in which you (i) request that the Company redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

•	tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to Continental, the Company’s transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on May 30, 2023 (two business days before the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or tendered/delivered electronically.  Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash.  There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system.  The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, the Company’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting.  No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, the Company’s transfer agent, prior to 5:00 p.m., Eastern Time, on May 30, 2023 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (the “Exchange Act”)), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent.  Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on May 12, 2023, the most recent practicable date prior to the date of this proxy statement, was $10.55 per share.  The cash held in the Trust Account on April 30, 2023 was approximately $114,629,827 (including interest not previously released to the Company to pay its taxes) ($10.55 per Class A Ordinary Share).  The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting.  Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price.  The Company cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares.  You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Company’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances.  Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights and Dissenters’ Rights

There are no appraisal rights available to the Company’s shareholders in connection with the Extension Amendment Proposal.  There are no dissenters’ rights available to the Company’s shareholders in connection with the Extension Amendment Proposal under Cayman Islands law.  However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Extension Amendment, as described under “Redemption Rights” above.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board.  This proxy solicitation is being made by mail, but also may be made by telephone or in person.  The Company has engaged Advantage Proxy to assist in the solicitation of proxies for the Shareholder Meeting.  The Company and its directors, officers and employees may also solicit proxies in person.  The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials.  The Company will pay Continental and Advantage Proxy aggregate fees of approximately $10,000 and reimburse each of Continental and Advantage Proxy for its reasonable out-of-pocket expenses and indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor.  The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company’s shareholders.  The Company’s directors, officers and employees who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Memorandum and Articles of Association to extend the date by which the Company has to consummate a Business Combination to the Articles Extension Date so as to give additional time to complete a Business Combination.

Without the Articles Extension, the Company believes that it will not be able to complete a Business Combination on or before the Termination Date.  If that were to occur, the Company would be forced to liquidate.

As contemplated by the Memorandum and Articles of Association, the holders of the Company’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Articles Extension is implemented.

For illustrative purposes, the Company estimates that the redemption price per share was approximately $10.55 as of April 30, 2023, based on the aggregate amount on deposit in the Trust Account on such date of approximately $114,629,827 (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares.  The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting.  The closing price of the Class A Ordinary Shares on The Nasdaq Stock Market LLC on May 12, 2023 was $10.55.  Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving the same amount per share than if the shares were sold in the open market (based on the illustrative per share redemption price as of April 30, 2023).  The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.  The Company believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

The Company’s Memorandum and Articles of Association provide that the Company has until June 4, 2023 to complete a Business Combination.  The Company and its officers and directors agreed that they would not seek to amend the Company’s Memorandum and Articles of Association to allow for a longer period of time to complete a Business Combination unless the Company provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith.  The Board believes that it is in the best interests of the Company shareholders that the Articles Extension be obtained so that the Company will have an additional amount of time to consummate a Business Combination.  Without the Articles Extension, the

Company believes that the Company will not be able to complete a Business Combination on or before June 4, 2023.  If that were to occur, the Company would be forced to liquidate.

The Extension Amendment Proposal is essential to allowing the Company additional time to consummate a Business Combination.  Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension.  The Company will not proceed with the Articles Extension unless the Company will adhere to the continued listing requirements of The Nasdaq Stock Market LLC following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within five (5) business days of the date of the Shareholder Meeting, the Lender shall deposit into the Trust Account (as defined below) an amount determined by multiplying $0.105 by the number of Public Shares then outstanding, up to a maximum of $210,000, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender.  In addition, if the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that the Company has not consummated a Business Combination by September 4, 2023, without approval of the Company’s public shareholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to nine times, each by one additional month (for a total of up to nine additional months to complete a Business Combination), provided that the Lender will deposit into the Trust Account an amount determined by multiplying $0.035 by the number of Public Shares then outstanding, up to a maximum of $70,000, for each such monthly extension, for an aggregate deposit of up to $630,000 (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender.  If the Company completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the Private Placement Warrants.  If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved or the Articles Amendment is not implemented, and a Business Combination is not completed on or before the Termination Date, the Company will:  (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law.  There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

The Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to the 2,716,250 Class B Ordinary Shares held by them.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Articles Extension Date are made.  the Company will then continue to attempt to consummate a Business Combination until the Articles Extension Date.  the Company will remain a reporting company under the Exchange Act and its Class A Ordinary Shares will remain publicly traded during this time.

In addition, the Company will not proceed with the Articles Extension unless the Company will adhere to the continued listing requirements of The Nasdaq Stock Market LLC following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, the Company shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally.  The Board was aware of and considered these interests, among other matters, in recommending to the Company shareholders that they approve the Extension Amendment Proposal.  the Company shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•

the fact that the Sponsor paid $7,111,000 for 7,111,000 Private Placement Warrants, each of which will become exercisable commencing 30 days following after the completion of a Business Combination for one Class A Ordinary Share at $11.50 per share, subject to adjustment; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by June 4, 2023 (or by December 4, 2023 if the Company extends the period of time to consummate a Business Combination in accordance with the Memorandum and Articles of Association), then the proceeds from the sale of the Company’s Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

•

the fact that the Initial Shareholders, including the Sponsor (and certain of the Company’s officers and directors), have invested in the Company an aggregate of $7,136,000, comprised of the $25,000 purchase price for 2,716,250 Class B Ordinary Shares and the $7,111,000 purchase price for 7,111,000 Private Placement Warrants.  Assuming a trading price of $10.55 per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on The Nasdaq

Stock Market LLC on May 12, 2023), the 2,716,250 Class B Ordinary Shares held by the Initial Shareholders would have an implied aggregate market value of approximately $28,656,457.  Even if the trading price of the shares of Class A Ordinary Shares were as low as $2.63 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Initial Shareholders.  As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in the Company at a time when the Class A Ordinary Shares have lost significant value.  On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing a Business Combination before June 4, 2023 (or before December 4, 2023 if the Company extends the period of time to consummate a Business Combination in accordance with the Memorandum and Articles of Association), the Initial Shareholders will lose their entire investment in the Company;

•

the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

•

the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and the Company fails to complete a Business Combination by June 4, 2023 (or before December 4, 2023 if the Company extends the period of time to consummate a Business Combination in accordance with the Memorandum and Articles of Association);

•	the indemnification of the Company’s existing directors and officers and the liability insurance maintained by the Company;
•

the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by June 4, 2023 (or by December 4, 2023 if the Company extends the period of time to consummate a Business Combination in accordance with the Memorandum and Articles of Association).  As of the date of this proxy statement there are $2,135 of fees, and no loans extended or outstanding out-of-pocket expenses, for which the Sponsor and the Company’s officers and directors are awaiting reimbursement; and

•

the fact that if the Trust Account is liquidated, including in the event the Company is unable to complete an initial Business Combination within the required time period, Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below $10.25 per public share of the Company, or such lesser per public share amount as is in the Trust Account on the date of the liquidation of the Trust Account, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered or products sold to the Company, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal.  In connection with the Extension Amendment Proposal, any shareholder holding Class A Ordinary Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.55 per share as of April 30, 2023), calculated as of two business days prior to the Shareholder Meeting.  If a holder properly seeks redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.  However, the Company will not proceed with the Articles Extension unless the Company will adhere to the applicable continued listing requirements of The Nasdaq Stock Market LLC following approval of the Extension Amendment Proposal, after taking into account Redemptions.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

•	hold Class A Ordinary Shares;
•

submit a written request to Continental, the Company’s transfer agent, in which you (i) request that the Company redeem all or a portion of your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

•	tender or deliver your Class A Ordinary Shares to Continental, the Company’s transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on May 30, 2023 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically.  Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash.  There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system.  The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, the Company’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting.  No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, the Company’s transfer agent, prior to 5:00 p.m., Eastern Time, on May 30, 2023 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent.  Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

For illustrative purposes, the Company estimates that the redemption price per share was approximately $10.55 as of April 30, 2023, based on the aggregate amount on deposit in the Trust Account on such date of approximately $114,629,827 (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares.  The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the Shareholder Meeting.  Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price.  The Company cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares.  You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Company’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.  Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal.  As of the date hereof, the Initial Shareholders own 20.0% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time.  As a result, in addition to the Initial Shareholders, approval of the Extension Amendment Proposal will require the affirmative vote of at least 6,337,918 Ordinary Shares held by public shareholders (or approximately 58.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 301,807 Ordinary Shares held by public shareholders (or approximately 2.8% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution that:

Article 166(a) of the Company’s Amended and Restated Memorandum and Articles of Association be amended by deleting the following sentence of such sub-section:

In the event that the Company does not consummate a Business Combination within the initial fifteen (15) month period following the closing of the IPO (the last day of such fifteen (15) month period being referred to herein as the “First Termination Date”), the board of Directors may, but will not be obligated to, following the receipt of an Extension Notice (as defined below) from the Lender (as defined below), extend the period of time to consummate a Business Combination up to two (2) times, each by an additional three (3) months for a total of up to twenty-one (21) months (each such additional three (3) month period, an “Extension Period”; the last day of the first additional three (3) month period being referred to herein as the “Second Termination Date” and the last day of the second additional three (3) month period being referred to herein as the “Third Termination Date” and, together with the First Termination Date and the Second Termination Date, each, a “Termination Date”); provided, that (i) the Sponsor (or its affiliates or permitted designees) (in such capacity, the “Lender”) upon at least five (5) business days prior written notice to the Company (the “Extension Notice”), as such notice period may be waived by the Company, deposits into the Trust Fund on or prior to such First Termination Date or Second Termination Date, as applicable, additional funds of US$1,000,000 (or up to US$1,150,000 depending on the extent to which the underwriters’ over-allotment option is exercised) for the applicable three-month extension, for a total payment of up to US$2,000,000 (or up to US$2,300,000 depending on the extent to which the underwriters’ over-allotment option is exercised), any such payments would be made in the form of non-interest bearing loans and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with.

and replacing it with the following:

In the event that the Company does not consummate a Business Combination within the initial eighteen (18) month period following the closing of the IPO (the last day of such eighteen (18) month period being referred to herein as the “First Termination Date”), the board of Directors may, but will not be obligated to, following the receipt of an Extension Notice (as defined below) from the Lender (as defined below), extend the period of time to consummate a Business Combination up to nine (9) times, each by an additional one (1) month for a total of up to twenty-seven (27) months (each such additional one (1) month period, an “Extension Period”; the last day of each such Extension Period, and together with the First Termination Date, each, a “Termination Date”); provided, that (i) the Sponsor (or its affiliates or permitted designees) (in such capacity, the “Lender”) upon at least five (5) business days prior written notice to the Company (the “Extension Notice”), as such notice period may be waived by the Company, deposits into the Trust Fund on or prior to such applicable Termination Date, an amount of additional funds determined by multiplying $0.035 by the number of Public Shares then outstanding, up to a maximum of US$70,000, for the applicable one (1) month extension, for a total payment of up to US$630,000 (if all nine additional monthly Extension Periods are exercised), any such payments would be made in the form of non-interest bearing loans and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes to approve the Extension Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment Proposal.  In such events, the Articles Extension would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.  Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Adjournment Proposal.  As of the date hereof, the Initial Shareholders own 20.0% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time.  As a result, in addition to the Initial Shareholders, approval of the Adjournment Proposal will require the affirmative vote of at least 4,074,376 Ordinary Shares held by public shareholders (or approximately 37.5% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes. Approval of the Adjournment Proposal will not require the affirmative vote of any Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value US$0.0001 per share (the “Public Shares”) and Class B ordinary shares, par value US$0.0001 per share in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of certain material U.S. federal income tax considerations for Redeeming U.S. Holders and Redeeming Non-U.S. Holders (each as defined below) of public shares that elect to have their public shares redeemed for cash if the Extension Amendment Proposal is approved.  This section applies only to investors that hold Public Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment).  This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of its particular circumstances or status, including:

•	financial institutions or financial services entities;
•	broker-dealers;
•	S corporations;
•	taxpayers that are subject to the mark-to-market accounting rules;
•	tax-exempt entities;
•	governments or agencies or instrumentalities thereof;
•	tax-qualified retirement plans;
•	insurance companies;
•	regulated investment companies or real estate investment trusts;
•	expatriates or former long-term residents or citizens of the United States;
•	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;
•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;
•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;
•	persons subject to the alternative minimum tax;
•	persons whose functional currency is not the U.S. dollar;
•	controlled foreign corporations;
•	corporations that accumulate earnings to avoid U.S. federal income tax;

•	“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;
•	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;
•	foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);
•	passive foreign investment companies or their shareholders; or
•	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein.  Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws.  The Company has not sought, and the Company does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein.  The IRS may disagree with the discussion herein, and its determination may be upheld by a court.  Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities.  If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.

If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY.  EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because any unit consisting of one Class A Ordinary Share and one-half of one warrant (with a whole warrant representing the right to acquire one Class A Ordinary Share) is separable at the option of the holder, the Company is treating any Class A Ordinary Share and one-half of one warrant to acquire one Class A Ordinary Share held by a holder in the form of a single unit as separate instruments and is assuming that the unit itself will not be treated as an integrated instrument.  Accordingly, the cancellation or separation of the units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes.  This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

Certain U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of the Company’s Public Shares that elect to have their Public Shares redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal—Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;
•

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•

any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption—In General

Subject to the passive foreign investment company (“PFIC”) rules discussed below under the heading “—Passive Foreign Investment Company Rules,” the U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Shares that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Shares will depend on whether the Redemption qualifies as a sale of the Public Shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.  If the Redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed.  Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the Redemption.  Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the Redemption.  A reduced rate on long-term capital gains may apply to individual and non-corporate Redeeming U.S. Holders. The deductibility of capital losses may be subject to certain limitations.  A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.

The Redemption generally will qualify as a sale of such shares if the Redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder.  These tests are explained more fully below.

For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder.  A Redeeming U.S. Holder may constructively own, in addition to Public Shares owned directly, Public Shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.

The Redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of the Company’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of the Company’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the Redemption, and such Redeeming U.S. Holder immediately after the Redemption actually and constructively owns less than 50 percent of the total combined voting power of the Company.  There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares.  The Redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in the Company.  Whether the Redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it.  The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, the Redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution.  Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles.  Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations.  Assuming the Company is a PFIC (as discussed below under “—Passive Foreign Investment Company Rules,”) such dividends will be taxable to an individual Redeeming U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.” Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s Public Shares.  Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Shares.  After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income, or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income.  Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

Because the Company is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, the Company believes that it may have been a PFIC for its most recent taxable year ended on December 31, 2022, in which case it would continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income (the “start-up year”), if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies to the IRS that it will not be a PFIC for either of the two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The application of the start-up exception to us is uncertain and may not be known until as late as after the close of up to two taxable years following our start-up year. Accordingly, there can be no assurance with respect to our status as a PFIC for our current taxable year or any future taxable year.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, rights or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark-to-market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•

any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares, rights or warrant (which would include the Redemption, if such redemption is treated as a sale under the rules discussed under the heading “- Tax Treatment of the Redemption—In General,” above); and

•

any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the Redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “- Tax Treatment of the Redemption—In General,” above.

Under these special rules,

•	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;
•

the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) for the taxable year that is the first year in the Redeeming U.S. Holder’s holding period of our shares during which we are treated as a PFIC or, if in a later year, the Redeeming U.S. Holder made a QEF election along with a purging election.  A QEF election is an election to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends.  In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates.  A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.  The purging election creates a deemed sale of such shares at their fair market value.  The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above.  As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares for purposes of the PFIC rules.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares.  As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants.  If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election.  The purging election creates a deemed sale of such shares at their fair market value.  The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above.  As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS.  A QEF election may not be made with respect to our warrants.  A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates.  Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS.  Redeeming U.S. Holders are urged to consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

A Redeeming U.S. Holder’s ability to make a QEF Election with respect to the Company is contingent upon, among other things, the provision by the Company of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder.  Upon written request, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF Election.  There is no assurance, however, that we would timely provide such required information.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed.  As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed.  In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders.  The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules.  Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years.  A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares.  In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC.  On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made an election under Section 1296 of the Code.  Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”).  No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied.  If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above.  Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares.  The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election).  The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income.  However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of the holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares.  A mark-to-market election is not available with respect to Public Warrants.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex.  Shareholders who are considering participating in the Redemption and/or selling, transferring or otherwise disposing of their shares or warrants are urged to consult with their tax advisors concerning the application of the PFIC rules (including whether a QEF election, a mark-to-market election, or any other election is available and the consequences to them of any such election) in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s Public Shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal—Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Shares that so redeems its Public Shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes.  See the discussion above under “Certain U.S. Federal Income Tax Considerations to U.S. Shareholders.” However, notwithstanding such characterization, any Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the Redemption unless the gain or dividends is effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder).

Non-U.S. holders of shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the Redemption based upon their particular circumstances.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a “non-financial foreign entity” (as specifically defined in FATCA), whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met.  Under certain circumstances, a Redeeming Non-U.S. Holder might be eligible for refunds or credits of such taxes.  In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules.  If the country in which a Redeeming Non-U.S. Holder is resident has entered into an “intergovernmental agreement” with the United States regarding FATCA, the Redeeming Non-U.S. Holder may be permitted to report to that country instead of the United States, and the intergovernmental agreement may otherwise modify the requirements described in this paragraph.  While withholding under FATCA generally would apply to payments of gross proceeds from the sale or other disposition of securities, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely.  Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.  Redeeming Non-U.S. Holders are urged to consult their tax advisors regarding the possible implications of FATCA and whether it may be relevant to their disposition of their shares or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•	fails to timely provide an accurate taxpayer identification number;
•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or
•	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 (or successor form) or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder.  We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Shares.

BUSINESS OF THE COMPANY AND CERTAIN INFORMATION ABOUT THE COMPANY

References in this section to “we,” “our,” or “us” refer to SHUAA Partners Acquisition Corp I.

General

We are a blank check company incorporated as an exempted company in the Cayman Islands on August 24, 2021, formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.  We are an early stage and emerging growth company and, as such, we are subject to all of the risk associated with early stage and emerging growth companies.

Initial Public Offering and Private Placements

On March 4, 2022, we consummated our initial public offering of 10,000,000 Units and on March 8, 2022, we consummated the sale of an additional 865,000 Units in connection with the Underwriters’ partial exercise of their over-allotment option (collectively, the “Initial Public Offering”). In each case, the Units were sold at an offering price of $10.00 per unit, generating total gross proceeds of $108,650,000.  The securities in the offering were registered under the Securities Act on registration statements on Form S-1 (No. 333-261889).  The SEC declared the registration statements effective on March 1, 2022.

In connection with our Initial Public Offering, we consummated the sale of 7,654,250 Private Placement Warrants, consisting of 7,265,000 Private Placement Warrants sold on March 4, 2022 and 389,250 Private Placement Warrants sold on March 8, 2022 in connection with the Underwriters’ partial exercise of their over-allotment option. Of such 7,654,250 Private Placement Warrants sold in connection with our Initial Public Offering, 7,111,000 Private Placement Warrants were purchased by the Sponsor, 499,790 Private Placement Warrants were purchased by BTIG and 43,460 Private Placements were purchased by IBS, in each case at a price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $7,654,250.

Of the gross proceeds received from our Initial Public Offering and the issuance and sale of the Private Placement Warrants, an aggregate of $111,366,250 ($10.25 per Unit) was placed in a Trust Account, and invested only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7(d) promulgated under the Investment Company Act and which invest only in direct U.S. government treasury obligations.  To mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), the Company may determine, at its discretion, to instruct Continental, the trustee managing the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or the liquidation of the Company.  Interest on such deposit account carries a variable rate and the Company cannot assure you that such rate will not decrease or increase significantly.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of May 12, 2023 by:

•	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares;
•	each of our directors and officers; and
•	all our directors and officers as a group.

As of the Record Date, there were a total of 13,581,250 ordinary shares issued and outstanding, of which 2,716,250 are Class B ordinary shares and 10,865,000 are Class A ordinary shares. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.  The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these warrants are not exercisable within 60 days of this proxy statement.

	Class A Ordinary Shares		Class B Ordinary Shares		Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class	Approximate Percentage of Ordinary Shares
SHUAA SPAC Sponsor I LLC (our Sponsor)(3)	—	—	2,636,250	97.1%	19.4%
Fawad Tariq Khan(3)	—	—	2,636,250	97.1%	19.4%
Mohammad El Beitam	—	—	—	—	—
Ali Ojjeh	—	—	20,000	*	*
Dhaen Al Hameli	—	—	20,000	*	*
Saleh Al Hashemi, Ph.D.	—	—	20,000	*	*
Aashir Ahmed Siddiqui	—	—	20,000	*	*
All directors and officers as a group (six individuals)	—	—	2,716,250	100.0%	20.0%
Adage Capital Advisors, L.L.C.(4)	900,000	8.3%	—	—	6.6%
Apollo SPAC Fund I, L.P.(5)(6)	990,000	9.1%	—	—	7.3%
Barclays PLC(7)	646,132	5.9%	—	—	4.8%
Saba Capital Management, L.P. (8)	749,999	6.9%	—	—	5.5%
LMR Partners LLC (9)	700,000	6.4%	—	—	5.2%
State of Wisconsin Investment Board (10)	670,000	6.2%	—	—	4.9%
*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is H Hotel Dubai, Offices Tower, Level 15, Office No. 1502, P.O. Box 31045, Dubai, United Arab Emirates.

(2)

Class B ordinary shares are convertible into Class A ordinary shares on a one-for-one basis, subject to adjustment, as described in the section of our Annual Report on Form 10-K for the year ended December 31, 2022 entitled “Description of Securities.”

(3)

SHUAA SPAC Sponsor I LLC, our Sponsor, is the record holder of 2,636,250 of the Class B ordinary shares reported herein. Mr. Khan may be deemed to beneficially own shares held by our sponsor as Chief Executive Officer of our Sponsor. Mr. Khan disclaims beneficial ownership of our ordinary shares held by our Sponsor. Each of the identified officers are employees of SHUAA Capital and will receive future compensation from SHUAA Capital, including bonuses based on our performance.

(4)

The address of Adage Capital Advisors, L.L.C. (“ACA”) is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116, based on a Schedule 13G filed on March 14, 2022 (the “Adage 13G”). According to the Adage 13G, Adage Capital Partners, L.P., a Delaware limited partnership (“ACP”), is the direct owner of such Class A ordinary shares. Adage Capital Partners GP, L.L.C., a Delaware limited liability company, is the general partner of ACP and therefore has beneficial ownership of the Class A ordinary shares directly owned by ACP. Robert Atchinson and Phillip Gross have beneficial ownership of the Class A ordinary shares directly owned by ACP.

(5)

The address of Apollo SPAC Fund I, L.P., a Cayman Islands exempted limited partnership (“SPAC Fund I”), is One Manhattanville Road, Suite 201, Purchase, New York 10577, based on a Schedule 13G filed on February 14, 2023 (the “Apollo 13G”).

(6)

SPAC Fund I holds the Class A ordinary shares. Based on the Apollo 13G, each of (i) Apollo SPAC Management I, L.P., (ii) Apollo SPAC Management I GP, LLC, (iii) Apollo Capital Management, L.P., (iv) Apollo Capital Management GP, LLC, (v) Apollo Management Holdings, L.P., and (vi) Apollo Management Holdings GP, LLC (“Management Holdings GP” and (vii) Messrs. Scott Kleinman, James Zelter, and Marc Rowan, the managers, as well as executive officers, of Management Holdings GP, may be deemed to have beneficial ownership of the Class A ordinary shares held by SPAC Fund I. Each of the foregoing persons and entities disclaims beneficial ownership of such Class A ordinary shares, and the filing of this report shall not be construed as an admission that any such person or entity is the beneficial owner of any such Class A ordinary shares for purposes of Section 13(d) or 13(g) of the Act, or for any other purpose.

(7)

The address of Barclays PLC is 1 Churchill Place, London, E14 5HP, England, based on a Schedule 13G filed on January 10, 2023 (the “Barclays 13G”). According to the Barclays 13G, the securities being reported on by Barclays PLC, as a parent holding company, are owned, or may be deemed to be beneficially owned, by Barclays Bank PLC, a non-US banking institution registered with the Financial Conduct Authority authorized by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom. Barclays Bank PLC, is a wholly-owned subsidiary of Barclays PLC.

(8)

The address of Saba Capital Management, L.P. is 405 Lexington Avenue, 58th Floor, New York, New York 10174, based on a Schedule 13G/A filed on February 14, 2023 (the “Saba 13G”). According to the Saba 13G, Saba Capital Management, L.P., a Delaware limited partnership (“Saba LP”), is the direct owner of such Class A ordinary shares. Saba Capital Management GP, LLC, a Delaware limited liability company, is the general partner of Saba LP and therefore has beneficial ownership of the Class A ordinary shares directly owned by

Saba LP. Boaz R. Weinstein has beneficial ownership of the Class A ordinary shares directly owned by Saba LP.
(9)

The address of LMR Partners LLC is c/o LMR Partners LLP, 9th Floor, Devonshire House, 1 Mayfair Place, London, W1J 8AJ, United Kingdom, based on a Schedule 13G/A filed on February 14, 2023 (the “LMR 13G”). Of the 700,000 Class A ordinary shares reported above, 350,000 are held by each of LMR Master Fund Ltd and LMR CCSA Master Fund Ltd (collectively, the “LMR Master Funds”). LMR Partners LLP, LMR Partners Limited, LMR Partners LLC and LMR Partners AG (collectively, the “LMR Investment Managers”), which serve as the investment managers to the LMR Master Funds with respect to such Class A ordinary shares, are ultimately controlled by Ben Levine and Stefan Renold.

(10)	The address of the State of Wisconsin Investment Board is 121 East Wilson Street, Madison, WI 53703, based on a Schedule 13G filed on February 13, 2023.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold another extraordinary general meeting before the Extension Date to consider and vote upon approval of a Business Combination Agreement and a Business Combination.  If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a Business Combination before the Extension Date, the Company will dissolve and liquidate.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family.  This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses.  However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below.  Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

•	If the shares are registered in the name of the shareholder, the shareholder should contact the Transfer Agent at proxy@continentalstock.com to inform our Transfer Agent of his or her request; or
•	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act.  You may access information on the Company at the SEC web site, which contains reports, proxy statements and other information, at:  http://www.sec.gov.

This proxy statement is available without charge to shareholders of the Company upon written or oral request. If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Advantage Proxy, the Company’s proxy solicitor, by emailing ksmith@advantageproxy.com or by dialing 1 877-870-8565 (or +1 206-870-8565 if you are located outside the United States and Canada (standard rates apply). You will not be charged for any of the documents that you request.

You may also obtain these documents by requesting them from the Company by emailing spac@shuaa.com.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than May 24, 2023.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet -QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your Internet vote authorizes the named proxies SHUAA PARTNERS to vote your shares in the same manner as if you  marked, signed and returned your proxy card.  Votes submitted electronically over the Internet  must be received by 11:59 p.m., Eastern Time,  on May 31, 2023. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your  proxy card available when you access the  above website. Follow the prompts to vote  your shares. ACQUISITION CORP I Vote at the Meeting – If you plan to attend the virtual online  extraordinary general meeting, you will  need your 12 digit control number to vote  electronically at the extraordinary general  meeting. To attend:  https://www.cstproxy.com/shuaa/2023 MAIL – Mark, sign and date your proxy card  and return it in the postage-paid envelope  provided. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY CARD Please mark  your votes  like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. Proposal No. 1 — The Extension Amendment  Proposal — RESOLVED, as a special resolution that:  Article 166(a) of the Company’s Amended and Restated  Memorandum and Articles of Association be amended  by deleting the following sentence of such sub-section: total of up to twenty-seven (27) months (each such additional one (1) month  period, an “Extension Period”; the last day of each such Extension Period, and  together with the First Termination Date, each, a “Termination Date”); provided,  that (i) the Sponsor (or its affiliates or permitted designees) (in such capacity, the  “Lender”) upon at least five (5) business days prior written notice to the Company  (the “Extension Notice”), as such notice period may be waived by the Company,  deposits into the Trust Fund on or prior to such applicable Termination Date,  an amount of additional funds determined by multiplying $0.035 by the number  of Public Shares then outstanding, up to a maximum of US$70,000, for the  applicable one (1) month extension, for a total payment of up to US$630,000 (if  all nine additional monthly Extension Periods are exercised), any such payments  would be made in the form of non-interest bearing loans and (ii) the procedures  relating to any such extension, as set forth in the Trust Agreement, shall have  been complied with. FOR AGAINST ABSTAIN In the event that the Company does not consummate a Business Combination  within the initial fifteen (15) month period following the closing of the IPO (the  last day of such fifteen (15) month period being referred to herein as the “First  Termination Date”), the board of Directors may, but will not be obligated to,  following the receipt of an Extension Notice (as defined below) from the Lender  (as defined below), extend the period of time to consummate a Business  Combination up to two (2) times, each by an additional three (3) months for a total  of up to twenty-one (21) months (each such additional three (3) month period,  an “Extension Period”; the last day of the first additional three (3) month period  being referred to herein as the “Second Termination Date” and the last day  of the second additional three (3) month period being referred to herein as the  “Third Termination Date” and, together with the First Termination Date and the  Second Termination Date, each, a “Termination Date”); provided, that (i) the  Sponsor (or its affiliates or permitted designees) (in such capacity, the “Lender”)  upon at least five (5) business days prior written notice to the Company (the  “Extension Notice”), as such notice period may be waived by the Company,  deposits into the Trust Fund on or prior to such First Termination Date or Second  Termination Date, as applicable, additional funds of US$1,000,000 (or up to  US$1,150,000 depending on the extent to which the underwriters’ over-allotment  option is exercised) for the applicable three-month extension, for a total payment  of up to US$2,000,000 (or up to US$2,300,000 depending on the extent to which  the underwriters’ over-allotment option is exercised), any such payments would  be made in the form of non-interest bearing loans and (ii) the procedures relating  to any such extension, as set forth in the Trust Agreement, shall have been  complied with. and replacing it with the following: In the event that the Company does not consummate a Business Combination  within the initial eighteen (18) month period following the closing of the IPO  (the last day of such eighteen (18) month period being referred to herein as the  “First Termination Date”), the board of Directors may, but will not be obligated  to, following the receipt of an Extension Notice (as defined below) from the  Lender (as defined below), extend the period of time to consummate a Business  Combination up to nine (9) times, each by an additional one (1) month for a Proposal No. 2 — The Adjournment Proposal — RESOLVED, as an ordinary resolution, that the  adjournment of the Shareholder Meeting to a later date FOR AGAINST ABSTAIN or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder  Meeting, there are insufficient Class A ordinary shares, par value US$0.0001 per  share (the “Public Shares”) and Class B ordinary shares, par value US$0.0001  per share in the capital of the Company represented (either in person or by proxy)  to approve the Extension Amendment Proposal or (ii) if the holders of Public  Shares have elected to redeem an amount of shares in connection with the  Extension Amendment Proposal such that the Company would not adhere to the  continued listing requirements of The Nasdaq Stock Market LLC. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO  CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED  IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO  DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 AND  WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS  AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS  THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. CONTROL NUMBER Signature Signature, if held jointly Date , 2023  Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators,  trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney X PLEASE DO NOT RETURN THE PROXY CARD  IF YOU ARE VOTING ELECTRONICALLY.

SHUAA Partners Acquisition Corp I 190 Elgin Avenue  George Town, Grand Cayman KY1-9008, Cayman Islands Important Notice Regarding the Availability of ProxyMaterials  for the Extraordinary General Meeting of Shareholders to be held on June 1, 2023 This notice of meeting and the accompanying  proxy statement are available at  https://www.cstproxy.com/shuaa/2023 YOUR VOTE IS IMPORTANT FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  PROXY CARD EXTRAORDINARY GENERAL MEETING OF SHUAA PARTNERS ACQUISITION CORP THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON JUNE 1, 2023. The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of  the Notice and Proxy Statement, dated May 15, 2023, in connection with the extraordinary general meeting  (the “Shareholder Meeting”) of SHUAA Partners Acquisition Corp I (the “Company”) to be held at 9:00 a.m.  Eastern Time on June 1, 2023, via a virtual meeting, and hereby appoints Fawad Tariq Khan and Mohammad  El Beitam, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with  power of substitution to each, to vote all ordinary shares of the Company registered in the name provided,  which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with  all the powers the undersigned would have if personally present. Without limiting the general authorization  hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set  forth in the accompanying proxy statement/prospectus. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO  DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. (Continued and to be marked, dated and signed on reverse side)